UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2025

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

1)

On January 3, 2025, The Real Good Food Company, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel has determined to delist the common stock of the Company from Nasdaq. Trading in the Company’s common stock, par value $0.0001 per share, was suspended effective January 6, 2025.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2025, The Real Good Food Company, Inc. (the “Company ”), received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it has determined to delist the Company’s common stock on Nasdaq. The delisting is a result of the Company’s failure to demonstrate compliance with Nasdaq Listing 5250(c)(1) for failure to file periodic financial reports. Trading in the Company’s common stock on Nasdaq will be suspended on January 7, 2025. As a result of the foregoing, the Company’s common stock is expected to commence trading on the Pink Open Market operated by the OTC Markets Group, Inc. (”OTC”), which is commonly referred to as the “pink sheets,” commencing on January 7, 2025. However, given the Company’s situation with regards to the lack of timely filing, the Company anticipates that its common Stock will be quoted on the OTC’s “Expert Market,” where quotes for the Company’s common stock will no longer be available for public viewing.

The Company’s common stock will only be quoted on the OTC’s Expert Market to the extent market makers make a market in the Company’s common stock. However, there can be no assurance that a market for the Company’s shares will develop.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Form 8-k, including statements regarding the commencement of trading by the Company’s common stock on the Pink Open Market operated by the OTC and the quoting of such common stock on the OTC’s “Expert Market.” The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results or events, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of further delays in the filing of the Company’s late periodic reports and restated financial statements in amendments to prior periodic reports, the discovery of additional information regarding the errors identified in the Company’s previously issued consolidated financial statements, the scope of the anticipated restatement of previously issued financial statements as a result of the errors, the remediation by management and the Company’s independent registered public accounting firm of the identified material weaknesses in internal control over financial reporting, and other risk factors described in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this Form 8-K. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 6, 2025.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: January 6, 2025	By:	/s/ Tim Zimmer
Tim Zimmer
Chief Executive Officer